UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2016 Date of report (Date of earliest event reported)

SUPPORT.COM, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Dr., Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On April 27, 2016, Support.com, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the first quarter of 2016.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05.                      Costs Associated with Exit or Disposal Activities.

On April 22, 2016, the Board of Directors of Support.com, Inc. adopted a cost reduction plan intended to reduce longer term cash burn and accelerate our path to profitability on a non-GAAP basis.  The plan involves expense reductions as well as reducing corporate headcount by approximately 20% measured as of the end of the first fiscal quarter of 2016.

We expect to record a pre-tax expense reduction charge totaling approximately $625,000, comprised of approximately $400,000 in workforce severance and related termination expenses and approximately $225,000 in early termination of certain vendor contract expenses, all of which we expect will result in cash expenditures.  We anticipate that the actions contemplated by the cost reduction plan will be taken primarily in the second fiscal quarter of 2016, and that the full impact of these actions will be reflected in our financial statements by the fourth fiscal quarter of 2016.

This Item 2.05 contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including, without limitation, statements involving the potential reduction of our cash burn and the potential acceleration of our path to profitability on a non-GAAP basis, and the estimated amount, nature and timing of expenses to be incurred in connection with the cost reduction plan); the precise actions to be undertaken in connection with the cost reduction plan; and the timing with which the results of such actions will be reflected in our financial statements. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to execute the cost reduction program involving the planned actions on the expected schedule; our ability to achieve the cost savings expected in connection with the cost reduction plan; the ultimate effect of any such cost reductions on our financial results, particularly in light of other factors, both expected and unexpected, that may affect such results; our ability to manage the effects of the cost reduction plan on our workforce and other operations; and our ability to control expenses and achieve desired margins. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to our latest Annual Report on Form 10-K and our latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

Item 9.01.                       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                      Description
99.1                                Press Release issued by the Company on April 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2016

SUPPORT.COM, INC.

By:	/s/ Michelle Johnson
Name:	Michelle Johnson
Title:	VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.                      Description
99.1                                Press Release issued by the Company on April 27, 2016.